UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.              )

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Bresler & Reiner, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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11200 ROCKVILLE PIKE, SUITE 502
ROCKVILLE, MD 20852

Dear Bresler & Reiner, Inc. Shareholder:

You are invited to the Annual Meeting of Shareholders on Wednesday, June 13, 2007, beginning at 10:00 a.m., local time, at our corporate headquarters located at 11200 Rockville Pike, Rockville, MD 20852. The enclosed Notice of Annual Meeting of Shareholders sets forth the proposals that will be presented at the meeting, which are described in more detail in the enclosed proxy statement. The Board of Directors recommends that stockholders vote ‘‘FOR’’ these proposals.

We look forward to seeing you there.

Sincerely,
/s/ SIDNEY M. BRESLER
Sidney M. Bresler
Chief Executive Officer

11200 ROCKVILLE PIKE, SUITE 502
ROCKVILLE, MD 20852

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

Approximate Date of Mailing: May 1, 2007

TO THE SHAREHOLDERS:

You are cordially invited to attend the Annual Meeting of Shareholders of Bresler & Reiner, Inc. (the “Company”) which will be held at our offices located at 11200 Rockville Pike, Suite 502, Rockville, MD 20852 on Wednesday, June 13, 2007, at 10:00 a.m. local time, for the following purposes:

1.                To elect a Board of nine directors to serve until the next annual meeting of shareholders and until the election and qualification of their respective successors.

2.                To consider and ratify the selection of Deloitte & Touche LLP, independent certified public accountants, as our auditors for the 2007 fiscal year.

3.                To consider and approve our Stock Appreciation Rights Plan.

4.                To consider and transact such other business as may properly come before the meeting.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice. Only shareholders of record of common stock at the close of business April 13, 2007, are entitled to receive this notice and to vote at the meeting. A list of shareholders entitled to vote will be available at the meeting for examination by any shareholder for any proper purpose. The list will also be available on the same basis for ten days prior to the meeting at our principal executive offices at the address listed above.

Our 2006 Annual Report, including financial statements, is included with your proxy materials.

To assure your representation at the meeting, please vote your shares by signing, dating and returning the enclosed proxy card at your earliest convenience. We have enclosed a return envelope, which requires no postage if mailed in the United States. Your proxy is being solicited by the Board of Directors.

All shareholders are invited to attend the annual meeting in person. Your proxy may be withdrawn by you at any time before it is voted.

BY ORDER OF THE BOARD OF DIRECTORS
	By:	/s/ JEAN S. CAFARDI
Rockville, Maryland		Jean S. Cafardi
April 30, 2007		Secretary

PROXY STATEMENT

Annual Meeting of Shareholders

To Be Held June 13, 2007

This Proxy Statement is being furnished to shareholders of Bresler & Reiner, Inc. (the “Company”), 11200 Rockville Pike, Suite 502, Rockville, Maryland 20852, in conjunction with the solicitation by our Board of Directors (the “Board”) of proxies to be voted at the Annual Meeting of Shareholders to be held at our offices on Wednesday, June 13, 2007 at 10:00 A.M.

Record Date and Shareholders Entitled to Vote

Holders of record of our Common Stock as of the close of business on April 13, 2007 are entitled to vote. On that date there were 5,477,212 shares of Common Stock outstanding. At the meeting each share of Common Stock is entitled to one vote on each proposal.

Proxy Voting and Quorum

Shareholders of record may vote their proxies by mail. By using your proxy to vote, you authorize the persons whose names are listed on the front of the proxy card accompanying this Proxy Statement to represent you and vote your shares. Holders of a majority of the shares entitled to vote at the meeting must be present in person or represented by proxy to constitute a quorum.

If you attend the meeting, you may of course vote by ballot. If you are not present, your shares can be voted only when represented by a properly submitted proxy.

Revocability of Proxies

Any person giving a proxy has the power to revoke it at any time before its exercise. A proxy may be revoked by filing with our Secretary an instrument of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

Choices in Voting

You have several choices in completing your voting.

•       You may vote on each proposal, in which case your shares will be voted in accordance with your choices.

•       In voting on directors, you can either vote FOR all the directors or withhold your vote on all or certain of the directors.

•       You may indicate a preference to abstain on any other proposal, in which case no vote will be recorded.

•       You may submit a proxy without indicating your voting preferences, in which case the proxies will vote your shares for election of the directors nominated by the Board; for ratification of the selection of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year 2007; and for the approval of the Stock Appreciation Rights Plan.

Required Vote

A plurality of the votes cast is required for the election of directors. Only votes cast ‘‘for’’ the election of directors will be counted in determining whether a nominee for director has been elected.

The affirmative vote of a majority of the votes cast is required to ratify the selection of Deloitte & Touche LLP as the independent auditors for fiscal year 2007 and to approve the Stock Appreciation Rights Plan. Only votes cast ‘‘for’’ or ‘‘against’’ the selection of Deloitte & Touche LLP, the approval of the Stock Appreciation Rights Plan or any other proposal will be counted. Abstentions, broker non-votes and votes withheld are not treated as votes cast at the meeting for such purpose.

Recommendations of the Board

Our Board recommends that shareholders vote:

•      ‘‘For’’ each of the nominees for the Board listed below;

•      ‘‘For’’ ratification of Deloitte & Touche LLP as auditors for fiscal year 2007 and

•      ‘‘For’’ the approval of our Stock Appreciation Rights Plan.

Proxy Solicitation and Expenses

We bear the cost of solicitation of proxies from shareholders. Copies of solicitation material may be furnished to brokers, custodians, nominees, and other fiduciaries for forwarding to beneficial owners of shares of our Common Stock, and normal handling charges may be paid for such forwarding services. In addition to the use of mail, proxies may be solicited by telephone by officers, directors and a small number of our employees who will not be specially compensated for such services.

PROPOSAL NO. 1

Election of Directors

Nine directors are to be elected to hold office until the next Annual Meeting of Shareholders and until the election and qualification of their respective successors. Unless otherwise instructed on the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election, as directors, of the persons named as nominees. The Board believes that all such nominees will stand for election and will serve if elected. However, if any of the persons nominated by the Board fails to stand for election or declines to accept election, proxies will be voted for the election of other individuals as the proxy holders may determine.

Management has nominated for election as directors the persons whose names appear in the table below.

Name	Principal Occupation During Last Five Years	Age	Year First Elected
Benjamin C. Auger	Vice President of Boenning & Scattergood, since March 2001	56	2002
	Investment Banking Firm West Conshohocken, PA
Charles S. Bresler	Chairman—Bresler & Reiner, Inc	79	1970
Sidney M. Bresler	Chief Executive officer—Bresler & Reiner, Inc. since 2002	52	2002
	President—Bresler & Reiner, Inc. since March 2005
	Chief Operating Officer— Bresler & Reiner, Inc. 2000 to March 2005
Gary F. Bulmash	Tyser Teaching Fellow—University of Maryland,	62	2002
	College Park, Maryland September 2005 to Present
	Associate Professor of Accounting, American University, Washington, DC 1975 to September 2005
John P. Casey	Founder and Vice-Chairman of Marketing	58	2005
	Business Development of Meridian Investments, Inc.
Gretchen M. Dudney	Real Estate Investor and Development Consultant,	54	2007
	Washington, DC metropolitan area 2005 to Present
	Senior Vice President Development The Kaempfer Company 1995 to 2005
Michael W. Malafronte	Securities Analyst—Vice President	32	2002
	Arnold and S. Bleichroeder Advisors, LLC and ASB Securities, LLC. Since 2005
	Principal Oppenheimer & Close, Inc. 1996 to 2005
Burton J. Reiner	Retired since September 2005	78	1970
	Co-Chairman—Bresler & Reiner, Inc. 2002 to September 2005
Randall L. Reiner	Consultant to Bresler & Reiner, Inc	53	2003
	from February 2003 until March 2005 Vice President—Bresler & Reiner, Inc. from June 2002 until February 2003 Employee of Bresler & Reiner, Inc. prior to June 2002

Agreements with Directors

In March 2005, Mr. Burton J. Reiner, resigned from his position as our President and Co-Chairman. He remains as one of the Company’s directors. In connection with his retirement, the Company paid him $1,000,000 in 2005 in recognition of his service to the Company. As a post-retirement benefit, he and his wife will continue to receive medical, dental and vision benefits for the remainder of their lives. We paid $29,273 in medical benefits related to his post-retirement benefits during 2006.

Board and Committee Meetings

During 2006, our Board had Audit and Compensation Committees. The Board established a Nominating and Governance Committee in January 2007. The table below provides current membership and meeting information for each committee. In addition, the table identifies our independent directors, within the meaning of the NASDAQ listing standards, applicable Securities and Exchange Commission (“SEC”) regulations and the Company’s guidelines as determined by the Board in 2006 and monitored by the Nominating Committee.

The Board does not have an established policy regarding attendance of Board members at the annual and special  meetings of shareholders. Each of the incumbent directors attended at least 75% of the total number of meetings of our Board and committees of the Board on which they serve. A majority of the Board attended the 2006 annual meeting of shareholders.

Name	Audit	Executive Compensation	Nominating & Governance	Independent Director
Mr. Gary F. Bulmash	Chair		Member	Yes
Mr. Benjamin C. Auger	Member	Member		Yes
Mr. John P. Casey		Member	Member	Yes
Mr. Ralph S. Childs, Jr.	Member	Member		Yes
Ms. Gretchen M. Dudney			Chair	Yes
Mr. Michael W. Malafronte	Member	Chair		Yes
Total meetings in 2006	5	3	0(1)

Note:

(1)          Established in 2007.

Nominating and Governance Committee

Effective January 2007, the Board established the Nominating Committee. The primary purpose of the Nominating Committee is to recommend to the Board the selection of nominees to stand for election as directors. The Nominating Committee will also make recommendations to the Board as to the re-election of offices and selection of additional officers; the minimum qualifications a director must have for consideration to be on the Board; and will be responsible for monitoring the independence of the directors.

Director Nominations.   The Nominating Committee is responsible for the director nomination process and sets the qualifications that nominees must meet and evaluates the qualifications of each nominee. Nominees are evaluated based on criteria such as (i) personal and professional integrity, ethics and values, (ii) experience in corporate management, such as serving as an officer or former officer of a publicly held company, and a general understanding of marketing, finance and other elements relevant to the success of a publicly-traded company in today’s business environment, (iii) experience in the Company’s industry, (iv) experience as a board member of another publicly held company, (v) academic expertise in an area of the Company’s operations and (vi) practical and mature business judgment, including ability to make independent analytical inquiries.

The Nominating Committee will consider director nominees submitted by shareholders who satisfy the ownership requirements of SEC Rule 14a-8. Shareholders wishing to submit nominations should send their nominations to our Secretary at our offices at 11200 Rockville Pike, Suite 502, Rockville, Maryland, 20852 who will forward the information to the Nominating Committee. Nominations should be received on or before the date on which shareholder proposals to be included in the proxy statement for shareholder meeting as set forth under ‘‘Shareholder Proposals for the Next Annual Meeting’’.

The Board upon the recommendation of the Nominating Committee will identify the need for nominees by first evaluating the current members of the Board willing to continue in service. Current members with qualifications and skills that are consistent with the Board’s criteria for Board service are re-nominated. As to new candidates, the Board will work with the Nominating Committee to identify suitable candidates based on the Board established criteria. The Nominating Committee may also review the composition and qualification of the boards of directors of the Company’s competitors, and may seek input from industry experts or analysts.

Upon receipt of recommended nominees from the Nominating Committee, the Board reviews the qualifications, experience and background of the candidates. Final candidates may be interviewed by the independent directors and executive management. In making its determinations, the Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the Company and represent shareholder interests through the exercise of sound judgment. Recommendations received by shareholders will be processed and are subject to the same criteria as are other candidates recommended by the Nominating Committee.

‘‘Independent’’ Directors.   The Nominating Committee is responsible for monitoring the independence of our non-employee Board directors. Each member of the Nominating Committee as well as each of our other directors other than Charles Bresler, Sidney Bresler, Burton Reiner and Randall Reiner is an ‘‘independent’’ as defined under Rule 4200(15) of the National Association of Securities Dealers, Inc. Although we are not required to comply with Rule 4200(15), as its stock is not NASDAQ-listed, it has decided to adopt the ‘‘independence’’ standard in the Rule as a matter of good corporate governance. The NASDAQ independence definition includes a series of objective tests, such as that the director is not an employee of the Company and has not engaged in various types of business dealings with the Company. In addition, as provided by the NASDAQ rules, the Board in the past has made and the Nominating Committee will make a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board or the Nominating Committee as the case may be, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the Board has reviewed and discussed and the Nominating Commitee will review and discuss information provided by the directors and the Company with regard to each director’s business and personal activities as they may relate to the Company and its management. The Nominating Committee will evaluate the independence of each director annually as part of the nomination process and at other times if circumstances warrant.

In addition, the members of the Audit Committee each qualify as ‘‘independent’’ under standards established by the SEC for members of audit committees. The Audit Committee also includes at least one independent member who is determined by the Board to meet the qualifications of an ‘‘audit committee financial expert’’ in accordance with SEC rules, including that the person meets the relevant definition of an ‘‘independent director.’’ Gary F. Bulmash is the independent director who has been determined to be an audit committee financial expert. Shareholders should understand that this designation is a disclosure requirement of the SEC related to Mr. Bulmash’s experience and understanding with respect to certain accounting and auditing matters. The designation does not impose upon Mr. Bulmash any duties, obligations or liability that are greater than those generally imposed on him as a member of the Audit Committee and the Board, and his designation as an audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board.

The Board has adopted a written Nominating and Governance Committee Charter. The Board will reassess the adequacy of this charter on an annual basis..  The Nominating and Governance Committee Charter is available under the section titled ‘‘Governance’’ on our website at www.breslerandreiner.com.

Audit Committee Responsibilities

In 2006, our Audit Committee consisted of Messrs. Auger, Bulmash, Childs and Malafronte. Among its responsibilities, our Audit Committee appoints and establishes the compensation for the our independent public accountants; approves in advance all engagements with them to perform non-audit services; reviews and approves the procedures used by us to prepare our periodic reports; reviews and approves our critical accounting policies; discusses the plans and reviews results of the audit engagement with the independent public accountants; reviews the independence of the independent public accountants; and oversees our accounting processes, including the adequacy of our internal accounting controls.

The Board has adopted a written Audit Committee Charter. The Board reassesses the adequacy of the Audit Committee charter on an annual basis. The Audit Committee has (1) adopted the Company’s Code of Ethics, (2) qualified Gary F. Bulmash as ‘‘audit committee financial expert’’ and, (3) established an independent compliance hotline service to monitor and record perceived violations of the Code of Ethics and other applicable laws. The Audit Committee Charter and the Code of Ethics are also available under the section titled ‘‘Governance’’ on our website at www.breslerandreiner.com.

Compensation Committee Responsibilities

The Executive Compensation Committee (the “Compensation Committee”) determines the compensation of corporate officers and oversees the administration of executive compensation programs.  For a more complete discussion, see “Compensation of Directors and Executive Officers-Compensation Committee Responsibilities,” below.

Recommendation of the Board

The Board unanimously recommends a vote ‘‘FOR’’ the election of the nominees listed above.

PROPOSAL NO. 2

Ratification of Deloitte & Touche LLP as Our Independent Auditors

The Board, on recommendation of the Audit Committee, has selected Deloitte & Touche LLP, independent certified public accountants, to continue as our independent auditors for fiscal year 2007. Deloitte & Touche LLP were our independent auditors for fiscal year 2006. In making its recommendation to the Board to select Deloitte & Touche LLP as our independent auditors for fiscal year 2007, the Audit Committee considered whether the provision of non-audit services by the independent auditors is compatible with maintaining the auditors’ independence.

We expect that Deloitte & Touche LLP will have a representative available during the annual shareholders meeting to respond to appropriate questions from shareholders.

Audit and Other Fees

The table below shows audit fees, audit-related fees, tax fees and all other fees that we paid to Deloitte & Touche LLP, our independent auditors, for their services for each of the years ended December 31, 2006 and 2005, respectively. The fees for audit services billed in 2006 and 2005 consisted of the audit of our annual financial statements, reviews of our quarterly reports, and in 2005 costs incurred in connection with the unsuccessful Midlantic Office Trust, Inc.’s initial common stock public offering in which we participated as a sponsor.

	For the years ended December 31,
	2006	2005
Audit fees	$873,000	$401,000
All other fees	—	1,301,000
Total fees	$873,000	$1,702,000

Recommendation of the Board

The Board unanimously recommends a vote ‘‘FOR’’ the ratification of Deloitte & Touche LLP as the independent auditors for fiscal year 2007.

PROPOSAL NO. 3

Approval of the Company’s Stock Appreciation Rights Plan

In January 2006, our Board adopted a Stock Appreciation Rights Plan (the “SARs Plan”). The purpose of the SARs Plan is (a) to enhance our ability to attract and retain the services of qualified employees, officers and directors (including non-employee officers and directors), and consultants and other service providers upon whose judgment, initiative and efforts the successful conduct and development of our business largely depends, and (b) to provide additional incentives to such persons to devote their utmost effort and skill to the advancement and betterment of the Company, by providing them an opportunity to benefit from the increase in our stock price thereby an additional interest in the success and increased value of the Company.

Under the SARS Plan we may grant to employees and consultants Stock Appreciation Rights (“SARs”) with respect to up to 280,000 shares of our common stock.  Upon exercise, each SAR will entitle the exercising holder to a cash payment equal to the excess of the market value of a share of common stock at the time of exercise over the market value of a share of our common stock at the time of grant of the SAR (in each case based on the average closing bid price for the 30 trading days prior to the date in question) (the “Base Value”).  The Plan is administered by our Compensation Committee, which has sole authority to grant SARs to employees and consultants under the Plan.  At the time of adoption, the term of each SAR granted pursuant to the Plan is no more than ten years after the date of grant.  The SARs vest immediately upon grant.  Each SAR terminates one year following death or disability, 90 days following termination by us other than for cause and immediately upon any other termination.

In 2006, the Compensation Committee awarded 178,500 SARs to our employees and our consultants with a Base Value of $32.91 and having a term of 10 years.  We recognize the fair value of the SARs granted in our Consolidated Statement of Operations in the period in which the SARs are awarded.

The following table sets forth the SARs granted to our executive officers and directors during 2006.  This information is also included in this Proxy Statement under the heading “Compensation to Directors and Executive Officers” and does not represent additional compensation to the amounts reported under that heading.

Name and Position	Grant Date Fair Value of Awards	Number of SARs
Sidney M. Bresler	$627,500	75,000
Chief Executive Officer
Darryl M. Edelstein	$83,700	10,000
Executive VP – Finance & CFO & Treasurer
Robert O. Moore	$41,850	5,000	(1)
Chief Financial Officer
Jean S. Cafardi	$41,850	5,000
Secretary

(1)          SARs were cancelled upon Mr. Moore’s resignation.

The closing bid price for our common stock on April 27, 2007 was $38.75.

A copy of our SARS Plan is included with this document as Appendix A.

RECOMMENDATION OF THE BOARD

The Board unanimously recommends a vote ‘‘FOR’’ the approval of the Stock Appreciation Rights Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of December 31, 2006, with respect to the beneficial ownership of the Company’s Common Stock by (i) each director and named executive officer, and (ii) each person who is known to the Company to have beneficial ownership of more than 5% of the outstanding shares of Common Stock, and all directors and executive officers of the Company as a group. This information has been furnished by such persons.

Name	Amount of Beneficial Ownership		Percent
Charles S. Bresler, Chairman of the Board	2,099,226	(1)	38.33
Burton J. Reiner, Director	1,681,910	(2)	30.71
The Burton and Anita Reiner Charitable Remainder Trust	333,334		6.09
Fleur S. Bresler	282,768		5.16
Randall L. Reiner, Director	344,714	(3)	6.29
Michael W. Malafronte, Director	1,000		*
Benjamin C. Auger, Director	12,800	(4)	*
Sidney M. Bresler, Chief Executive Officer and Director	5,212		*
Jean S. Cafardi, Secretary	900		*
Darryl M. Edelstein, Executive VP — Finance and Chief Financial Officer and Treasurer	—		—
Gary M. Bulmash, Director	—		—
Ralph S. Childs, Director	—		—
John P. Casey, Director	—		—
Gretchen M. Dudney, Director	—		—
All directors and officers as a group (11 individuals)	4,145,762		75.69

*                    Less than 1%

(1)          These shares are owned by Bresler Family Investors, LLC (the “LLC”), of which Charles S. Bresler is the sole manager. If Mr. Bresler should resign as manager, die, or otherwise become unable to serve as manager, under the LLC’s Operating Agreement, his son, Sidney M. Bresler, CEO, becomes manager and may vote the shares. If Charles S. Bresler ceases to be a member of the LLC, a majority of the interests held by other members may elect to dissolve the LLC. These shares do not include 282,768 shares held by Charles S. Bresler’s wife, Fleur Bresler, as to which he disclaims beneficial ownership.

(2)          Includes 840,956 shares held in a revocable trust for benefit of Burton J. Reiner and 840,954 shares held in a revocable trust for benefit of Anita O. Reiner. Mr. and Mrs. Burton J. Reiner are co-trustees of each of these trusts.

(3)          Includes 333,334 shares held by the Burton and Anita Reiner Charitable Remainder Trust, of which Randall Reiner is a trustee, and 2,684 shares held by Mr. Reiner as trustee for Mr. Reiner’s wife and children.

(4)          Includes 12,000 shares held jointly with Mr. Auger’s wife and 500 shares held by Mr. Auger’s wife or child, or as trustee for a minor relative.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following information is set forth with respect to those persons who held the titles of Chief Executive Officer and Chief Financial Officer at any time during the year ended December 31, 2006 and the other three most highly compensated executive officers whose compensation exceeded $100,000 for the fiscal year ended December 31, 2006 (the “named executive officers”).

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Option Awards	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation		Total
Charles S. Bresler	2006	$250,0449	$125,000	$—	$—	$21,761	(2)	$396,805
Chairman of the Board
Sidney M. Bresler	2006	$488,683	$425,000	$627,750	$53,467	$13,923		$1,608,823
Chief Executive Officer
Darryl M. Edelstein	2006	$220,504	$50,000	$83,700	$3,154	$6,630		$363,986
Executive VP—Finance & CFO & Treasurer
Robert O. Moore	2006	$136,517	$10,000	$—	$—	$28,250	(3)	$174,767
Chief Financial Officer(1)
Jean S. Cafardi	2006	$101,372	$13,000	$41,850	$59,321	$6,797		$222,339
Secretary

(1)           Resigned October 31, 2006.

(2)           Includes premiums for long-term care insurance of $20,934.

(3)           Represents compensation related to resignation.

Grants of Plan-Based Awards

In January 2006, certain executive officers were granted Stock Appreciation Rights (“SARS”). Each SAR entitles the exercising holder to a cash payment equal to the excess of the market value of a share of our common stock at the time of exercise over the market value of a share of our common stock at the time of grant of the SAR. The term of each SAR is no more than ten years after the date of grant and the SARs vested immediately upon grant.

		Estimated Future Payouts Under Equity Incentive Plan Awards				Exercise or Base Price of Option	Grant Date Fair Value of Stock and
Name	Grant Date	Threshold ($)	Target (shares) (1)		Maximum ($)	Awards ($/Sh)	Option Awards
Sidney M. Bresler	1/25/2006	N/A	75,000		N/A	$32.91	$627,500
Chief Executive Officer
Darryl M. Edelstein	1/25/2006	N/A	10,000		N/A	$32.91	$83,700
Executive VP—Finance & CFO & Treasurer
Robert O. Moore	1/25/2006	N/A	5,000	(2)	N/A	$32.91	$41,850
Chief Financial Officer
Jean S. Cafardi	1/25/2006	N/A	5,000		N/A	$32.91	$41,850
Secretary

(1)          Represents stock appreciation rights granted.

(2)          Shares were cancelled upon Mr. Moore’s resignation.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Sidney M. Bresler	75,000	—	—	$32.91	1/25/2016
Chief Executive Officer
Darryl M. Edelstein	10,000	—	—	$32.91	1/25/2016
Executive VP—Finance & CFO & Treasurer
Jean S. Cafardi	5,000	—	—	$32.91	1/25/2016
Secretary

(1)          Represents stock appreciation rights granted.

Pension Benefits

Name	Plan Name	Number of Years Credit Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Sidney M. Bresler	35 yr Defined	20 years	$331,504	$—
Chief Executive Officer	Benefit Pension Plan
Darryl M. Edelstein	35 yr Defined	4 years	$22,912	$—
Executive VP—Finance & CFO & Treasurer	Benefit Pension Plan
Jean S. Cafardi	35 yr Defined	40 years	$417,577	$—
Secretary	Benefit Pension Plan

Nonqualified Deferred Compensation

Name	Executive Contributions in Last FY ($)		Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate/Withdrawals/ Distributions ($)	Aggregate Balance at Last FYI ($)
Sidney M. Bresler	$271,500	(1)	$—	$23,640	$—	$295,140
Chief Executive Officer

(1)          This amount is included in amounts reported under Salary, Bonus and All Other Compensation in the Summary Compensation Table and is not in addition to those amounts.

Compensation Committee Members and Independence

Messrs. Auger, Childs, and Malafronte (Chair) served during all of 2006 on the Executive Compensation Committee (the “Compensation Committee”) of our Board. Each member of the Compensation Committee is “independent” as defined under Rule 4200(15) of the National Association of Securities Dealers, Inc., “disinterested” within the meaning of Rule 16b-3 under the Securities Exchange Act and a “non-employee director” within the meaning of Section 162(m) of the Internal Revenue Code.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee has ever been an officer or an employee of the Company or its subsidiaries. No executive officer of the Company serves on any other board of directors with any of the Company’s Directors other than the Company’s Board.

Compensation Committee Responsibilities

The Compensation Committee determines the compensation of corporate officers and oversees the administration of executive compensation programs. The Compensation Committee is responsible for all elements of executive compensation including base salary, incentive bonuses, and other benefit programs for key executives.

The goals of the Company’s executive compensation program are to:

1.                 Pay competitively to attract, retain and motivate superior executives,

2.                 Relate total compensation for each executive to overall Company performance, as well as individual performance, and

3.                 Align executives’ performances and financial interests with shareholder value.

It is the Company’s policy to consider the deductibility of executive compensation under applicable income tax rules as one of many factors used to make specific compensation determinations consistent with the goals of the Company’s executive compensation program.

Compensation Discussion and Analysis

Overview

The following discussion and analysis should be read in conjunction with the information presented in the following compensation tables, the footnotes to those tables and the related disclosures appearing elsewhere in this Proxy Statement.

The Compensation Committee determines compensation for those officers considered “executive officers” under the rules and regulations of the SEC, including the named executive officers.

Compensation Philosophy and Objectives

We believe that it is critical to our success that we attract, retain and motivate superior senior executives and that in order to achieve this we must compensate our executives at a level commensurate with their performance when measured against executives in comparable companies. We believe that total compensation must be competitive with the marketplace so that we can attract, retain and motivate talented executives.

Compensation packages for senior executives include three components: (a) base salary, (b) an annual performance bonus earned on the basis of individual performance and contribution to our overall performance, and (c) equity-based compensation in the form of stock appreciation rights. The amount each executive actually earns should vary based on the person’s performance, contribution and overall value to our business. We have no mandatory policy for the allocation between base salary and incentive compensation. Generally, higher ranking officers will receive more of their compensation as incentive compensation.

Compensation Process

The process of setting executive compensation is a collaborative effort between the Compensation Committee and senior management. Our Chief Executive Officer, Sidney Bresler, makes recommendations to the Compensation Committee for annual compensation to be paid to all executive officers other than him as well as for equity awards to company employees, based on his review of one or more national real estate industry compensation surveys by position and guidance from the Compensation Committee. The Compensation Committee typically discusses with Mr. Bresler the performance of the executive officers and the metrics to be used to determine performance-based compensation. The Compensation Committee can accept Mr. Bresler’s recommendations or take other action, as it determines.

The Compensation Committee determines Mr. Bresler’s compensation levels, and the three components of his compensation, by reviewing his short-term and long-term performance with the Company, our overall profitability and Funds From Operations (“FFO”), the progress toward achieving business objectives that may not be directly reflected in profitability or FFO for the year in question, the profitability and FFO of companies comparable to us, to the extent publicly available, and the levels of compensation of executive officers in such other companies.

Elements of Compensation

Compensation packages for senior executives include base salary, an annual performance bonus earned on the basis of individual performance and contribution to our overall performance, equity-based compensation in the form of stock appreciation rights, retirement benefits in the form of a qualified defined contribution plan and non-qualified deferred compensation, and life insurance, health insurance and other benefits.

1.                Base salary.   The relative levels of base salary for the executive officers are designed to reflect each executive officer’s scope of responsibility and accountability with the Company and to be part of a competitive total compensation package.

2.                Performance bonuses.   The Company provides performance-related annual cash compensation to senior officers, including the named executive officers. The Compensation Committee determines the actual amount of the incentive compensation for each officer based on the officer’s level of responsibility and salary, our overall performance for the year and an assessment of the officer’s individual performance for the year.

3.                Stock Appreciation Rights Plan.   In January 2006, our Board of Directors adopted a Stock Appreciation Rights Plan (the SARS Plan). The purpose of the SARS Plan is (a) to enhance our ability to attract and retain the services of qualified employees, officers and directors (including non-employee officers and directors), and consultants and other service providers upon whose judgment, initiative and efforts the successful conduct and development of our business largely depends, and (b) to provide additional incentives to such persons to devote their utmost effort and skill to us by providing them an opportunity to benefit from the increase in our stock price thereby an additional interest in our success and increased value. Each SAR entitles the exercising holder to a cash payment equal to the excess of the market value of a share of our common stock at the time of exercise over the market value of a share of our common stock at the time of grant of the SAR. The SARS Plan is administered by the Compensation Committee. The term of each SAR is no more than ten years after the date of grant and the SARs vest immediately upon grant.

4.                Perquisites.   Our named executive officers participate in health, life, disability and other insurance plans, paid days off and other customary fringe benefits. The only benefits offered to any of our named executive officers that are not widely available to other employees were Long Term Care.

Deferred Compensation Plan

The Company sponsors a deferred compensation plan whereby certain officers of the Company can elect to defer compensation on a nonqualified basis into a rabbi trust account. The eligible employees may defer up to thirty percent of their annual pre-tax salary. Distributions from the rabbi trust account become due on (1) the earliest of retirement at or after age sixty, (2) disability, or (3) termination of employment for a reason other than retirement at or after age sixty or disability. Distributions are payable in either a single sum on the date selected by the participant, in five or ten equal annual installments beginning January 1st of the year following the event that triggers the distribution, or in a single sum as of the 30th day following the event that triggers the distribution.

Employees’ Retirement Plans

Defined Contribution Plan.   During 2004, the Company implemented a defined contribution plan (401K) that covers all employees over the age of 21, which includes the named executive officers. The plan permits employees to make regular savings contributions on a pre-tax basis of any percentage of their compensation subject to Internal Revenue Code limitations. Employees who are at least fifty years of age may make “catch-up” contributions in accordance with the Internal Revenue Code. The Company contributes three percent of employees’ annual compensation to the plan up to the maximum allowed by law. All contributions to the plan are 100% vested and are distributed in accordance with the Internal Revenue Code.

Defined Benefit Pension Plan.   The Company’s policy is to contribute to its defined benefit retirement plan (the Plan) as needed to maintain its funding at the levels required by the Internal Revenue Code. During 2006, the funding level of the Plan met the minimum requirements of the Internal Revenue Code. The Company contributed no funds to the Plan in 2006.

The Company contributes to its Plan as required under the terms of the Plan and ERISA. Under the Plan, benefits are determined for all employees on an actuarial basis related to the individual employee compensation, age, and length of service, including service with predecessors of the Company. All compensation, up to the maximum allowed by law, including salaries, fees and bonuses, but excluding discretionary bonuses, are included as remuneration (or “covered compensation”) under the Company’s Plan. The Plan provides for contributions by the Company designed to produce, commencing at retirement at age 65, an annual pension calculated by multiplying the participant’s number of years of service to a maximum of 35 of such years, by the sum of 1.12% of a participant’s average annual covered compensation paid for the highest consecutive five years prior to retirement, up to $90,000 (or less, depending upon participant’s age), plus 1.77% of the participant’s average annual covered compensation paid for such period in excess of this dollar amount, but not in excess of a total of $125,800.00 for the year 2006.

At December 31, 2006, Jean S. Cafardi had 40 years of credited service, Sidney M. Bresler had 20 years of credited service and Darryl M. Edelstein had 4 years of credited service under the Plan.

Director Compensation

The following table sets forth the compensation received for the year ended December 31, 2006 by each member of our Board of Directors who is not one of our executive officers:

	Fees Earned or Paid in Cash	All Other Compensation	Total
Name	($)	($)	($)
Burton J. Reiner	$—	$29,273	$29,273
Randall L. Reiner	—	29,413	29,413
Benjamin C. Auger	25,000	—	25,000
Gary F. Bulmash	34,000	1,500	35,500
John P. Casey	25,000	1,000	26,000
Ralph Childs Jr.	25,000	1,000	26,000
Gretchen M. Dudney	6,250	500	6,750
Michael W. Malafronte	25,000	750	25,750
Total	$140,250	$63,436	$203,686

In 2005, our Compensation Committee recommended, and the Board approved, amendments to our compensation arrangements for our non-employee or non-consultant Directors. Under the amended compensation arrangements, each non-employee Director is paid an annual director’s fee of $25,000 and, for each Board or Committee meeting attended, a $250 fee and $250 to cover reimbursable expenses. Gary F. Bulmash, as our “audit committee financial expert” as required by Section 407 of the Sarbanes-Oxley Act of 2002, receives an additional annual remuneration of $9,000.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by the Compensation Committee of the Board:

Michael W. Malafronte, Chair
Benjamin C. Auger
Ralph S. Childs, Jr.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Trilon Plaza Company

A corporation wholly owned by Charles S. Bresler and Burton J. Reiner is the general partner of Trilon Plaza Company (“Trilon”) and the manager of West Office LLC (“West Office”). Charles S. Bresler and Burton J. Reiner are also limited partners in Trilon. West Office holds a 9.17% interest in B&R Waterfront Properties, LLC (“BRW”) and Trilon holds a 36.83% interest in BRW. BRW is an entity we formed in 2002 to which the Company transferred its interest in the Waterfront Complex (a shopping-office center located in southwest Washington, DC consisting of a total of 1,200,000 square feet of high-rise office buildings, retail space, parking space and storage space). We hold a 54% interest in and are the managing member of BRW.

The interests of Messrs. Bresler and Reiner and the interests of affiliated persons, who are among the limited partners of Trilon and West Office at December 31, 2006, are shown in the following table.

Name	Relationship to Company	% Interest in Trilon(1)	% Interest in West Office LLC
Charles S. Bresler	Officer, director and shareholder	44.55	9.41
Burton J. Reiner	Director and shareholder	44.55	4.50
T-P Partners, Inc.	Owned by Charles S. Bresler and Burton J. Reiner	2.00	—
Anita O. Reiner	Shareholder and spouse of Burton J. Reiner	—	3.68
Bresler Family Investors	Shareholder	—	1.64
Randall L. Reiner	Director	—	2.25
Children of Burton J. & Anita O. Reiner(2)	Shareholders	—	6.75
Mrs. Elaine B. Tanenbaum	Relative of Charles S. Bresler	—	.82
Dr. Hebert Tanenbaum	In-law of Charles S. Bresler	—	2.45

(1)          Includes interests held through a limited partnership.

(2)          Three children, who are also trustees of The Burton and Anita Reiner Charitable Remainder Annuity Trust, a principal shareholder.

In February, 2003, Trilon executed a Management Services Agreement (“MSA”) with us whereby we provide administrative services to Trilon for a fee of $1,000 per month. This MSA will remain in effect until either party gives 60 days written notice or Trilon ceases to conduct business. In addition, we also executed a MSA with West Office, effective January, 2004, whereby we began receiving $300 per month for administrative services provided to West Office.

In January 2004, an inter-company payable from the Company to BRW in the amount of $15,462,000 was made into a note payable of the same amount. The note accrues interest at 4.5% on the unpaid principal balance. The outstanding balance at December 31, 2006 was $2,462,000. Principal and interest payments of $6,257,000 and $3,463,000 were made in 2006 and 2005, respectively.

B&R Philadelphia Condo Investors

In May 2005, we entered into a joint venture along with certain officers and other third party members named B&R Philadelphia Condo Investors, LP (“B&R Condo Investors”). To date, all the members have contributed a total of $18,000,000 to the venture. In May 2005, B&R Condo Investors invested $11,000,000 for a 50% interest in Symphony House Associates LP, an entity that is developing 163 luxury high-rise condominium units, a 35,000 square foot theater, a parking garage and 4,300 square feet of retail space in center city Philadelphia, Pennsylvania. In May 2005, B&R Condo Investors invested $6,500,000 for a 50% interest in Venice Lofts Associates LP, an entity that is developing 38 luxury townhouse and 90 mid-rise condominium units in Philadelphia, Pennsylvania.

The ownership interests of the Company and officers (whether direct or indirect ownership interests) in B&R Condo Investors are presented below in the following table.

Name	Relationship to Company	% Interest in B&R Condo Investors
Bresler & Reiner, Inc.		44.50%
Charles S. Bresler	Officer, director and shareholder	16.81
Sidney M. Bresler (1)	Officer, director and shareholder	2.78
Benjamin C. Auger (1)	Director and shareholder	1.39
Darryl M. Edelstein	Officer	0.97

(1)          Owned jointly, as tenants by entireties, with their spouses.

Paradise Sudley North Office Building D

We are a 10% general partner and an 90% limited partner in Paradise Sudley North Limited Partnership which in turn is a 50% general partner in Paradise Sudley North Building D Partnership (‘‘Building D Partnership’’). The remaining 50% is owned by Bresler Family Investors LLC. Our Co-Chairman, Charles S. Bresler, is the manager of this limited liability company.

Summary

Management considers its contracts and other business relationships with each of the affiliates to be as favorable to the Company as those obtainable with unrelated third parties. Business transactions with the affiliates are summarized as follows:

	2006	2005	2004
Revenues:
Management fees	$16,000	$16,000	$16,000
Commission fees	—	—	105,000
Other fees	—	—	45,000
Interest	—	—	612,000
Cost and expenses:
Interest	$108,000	$837,000	$329,000

AUDIT COMMITTEE REPORT

The information contained in this report shall not be deemed to be ‘‘soliciting material’’ or ‘‘filed’’ or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Exchange Act.

The Audit Committee met with management periodically during fiscal 2006 to consider the adequacy of our internal controls, and discussed these matters with our independent auditors, Deloitte & Touche LLP, and with appropriate Company financial personnel. The Audit Committee also discussed with senior management and Deloitte & Touche LLP the Company’s disclosure controls and procedures and the certifications by the Company’s Chief Executive Officer and Chief Financial Officer, which are required by the Securities and Exchange Commission under the recently enacted Sarbanes-Oxley Act of 2002, for certain of the Company’s filings with the SEC.

The Audit Committee has reviewed and discussed the Company’s audited financial statements for fiscal 2006 with management and with Deloitte & Touche LLP. The Audit Committee has discussed with Deloitte & Touche LLP the matters required to be discussed by Statement of Auditing Standards No. 61, relating to the conduct of the audit. The Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with Deloitte & Touche LLP their independence. Based on the Audit Committee’s review of the audited financial statements and the review and discussions described in the foregoing paragraph, the Audit Committee recommended to the Board that the audited financial statements for fiscal year 2005 be included in the Company’s Annual Report on Form 10-K for fiscal 2006, as filed with the SEC.

Submitted by the Audit Committee of the Board:
Gary F. Bulmash, Chair
Benjamin C. Auger
Ralph S. Childs, Jr.
Michael W. Malafronte

FINANCIAL STATEMENTS

For certain information concerning the Company and its subsidiaries see the financial statements and reports of Deloitte & Touche LLP, independent certified public accountants, included in the Annual Report accompanying this proxy statement. Such report is not incorporated in this proxy statement and is not deemed to be a part of the proxy soliciting material. We expect that Deloitte & Touche LLP will have a representative available during the annual shareholders meeting to respond to appropriate questions from shareholders.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16 of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and officers, and persons who own more than 10% of the Company’s Common Stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file.

Based solely on our review of the copies of such forms furnished to us and written representations from our executive officers and directors, we believe that all Section 16(a) filing requirements for the fiscal year ended December 31, 2006 were met, except for the failure of Messrs. Burton and Randall Reiner to timely report changes in beneficial ownership on Form 5 related to minor gifts of securities from Burton and Anita Reiner to their children, including Randall Reiner.

SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

Proposals submitted for inclusion in the Company’s Proxy Statement for the 2008 Annual Meeting of Shareholders must be received by the Secretary at 11200 Rockville Pike, Suite 502, Rockville, Maryland 20852, on or before January 1, 2008. Shareholder proposals for consideration at the 2008 Annual Meeting, but not for inclusion in the Proxy Statement, must be received by the Secretary no later than March 13, 2008. Management proxy holders could have discretionary authority to vote on those proposals at the 2008 annual meeting.

OTHER MATTERS

As of the date of this Proxy Statement, the Board does not intend to present, and has not been informed that any other person intends to present, any matter for action at this meeting other than those specifically referred to in this Proxy Statement. If other matters properly come before the meeting, it is intended that the holders of the proxies will act with respect thereto in accordance with their best judgment.

REPORTS TO SHAREHOLDERS

The Company has mailed this Proxy Statement and a copy of its 2006 Annual Report to each shareholder entitled to vote at the Annual Meeting. Included in the 2006 Annual Report are the Company’s consolidated financial statements for the year ended December 31, 2006.

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, including the financial statement schedules, as filed with the Securities and Exchange Commission, may be obtained without charge by sending a written request to Bresler & Reiner, Inc., Secretary, 11200 Rockville Pike, Suite 502, Rockville, Maryland 20852.

By Order Of The Board Of Directors
/s/ JEAN S. CAFARDI
Jean S. Cafardi, Secretary

Rockville, Maryland

April 30, 2007

Exhibit A

BRESLER & REINER, INC.

2006 STOCK APPRECIATION RIGHTS INCENTIVE PLAN

ARTICLE I

PURPOSE

The purposes of this Bresler & Reiner, Inc. 2006 Stock Appreciation Rights Incentive Plan (the “Plan”) are (a) to enhance the Company’s ability to attract and retain the services of qualified employees, officers and directors (including non-employee officers and directors), and consultants and other service providers upon whose judgment, initiative and efforts the successful conduct and development of the Company’s business largely depends, and (b) to provide additional incentives to such persons to devote their utmost effort and skill to the advancement and betterment of the Company, by providing them an opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company.

ARTICLE II

DEFINITIONS

For purposes of this Plan, the following terms shall have the following meanings:

2.1   “Affiliated Company” means any “parent corporation” or “subsidiary corporation” of the Company, whether now existing or hereafter created or acquired, as those terms are defined in Sections 424(e) and 424(f) of the Code, respectively.

2.2   “Award” shall mean any award under this Plan of any Stock Appreciation Right. All Awards shall be confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant (an “Award Agreement”).

2.3   “Base Value” shall mean the Fair Market Value of a share of Common Stock as of the date of grant of a Stock Appreciation Right, as set forth in the Award Agreement.

2.4   “Board” shall mean the Board of Directors of the Company.

2.5   “Cause” shall mean, with respect to a Participant’s Termination of Employment or engagement, unless otherwise determined by the Committee at grant, or, if no rights of the Participant are reduced, thereafter: (i) in the case where there is no employment agreement or service agreement in effect between the Company and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define “cause” (or words of like import)), termination due to a Participant’s dishonesty, fraud, insubordination, willful misconduct, or refusal to perform services (for any reason other than illness or incapacity; or (ii) in the case where there is an employment agreement or service agreement in effect between the Company and the Participant at the time of the grant of the Award that defines “cause” (or words of like import), as defined under such agreement.

2.6   “Code” shall mean the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any Treasury regulation thereunder.

2.7   “Committee” shall mean the Compensation Committee of the Board, which shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a “non-employee director” as defined by Rule 16b-3. Appointment of Committee members

Exhibit A

shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

2.8   “Common Stock” shall mean the Company’s common stock, par value $0.001 per share.

2.9   “Company” shall mean Bresler & Reiner, Inc., a Delaware corporation.

2.10 “Disability” shall mean total and permanent disability, as defined in Section 22(e)(3) of the Code.

2.11 “Distributable Amount” shall mean, as of the date of exercise of a Stock Appreciation Right, an amount in cash per share equal to the excess of the Fair Market Value as of the date of exercise over the Base Value.

2.12 “Eligible Employees” shall mean the employees of the Company and Affiliated Companies who are eligible pursuant to Article V to be granted Awards under this Plan.

2.13 “Fair Market Value” for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, shall mean, as of any given date, the value of one share of Common Stock, determined as follows:

(a)    If the Common Stock is then listed or admitted to trading on the Nasdaq National Market System or a stock exchange which reports closing sale prices, the Fair Market Value shall be the closing sale price on the date of valuation on the Nasdaq National Market System or principal stock exchange on which the Common Stock is then listed or admitted to trading, or, if no closing sale price is quoted or no sale takes place on such day, then the Fair Market Value shall be the average of the closing sale prices of the Common Stock on the Nasdaq National Market system or such exchange for the thirty trading days prior to the date of valuation.

(b)   If the Common Stock is not then listed or admitted to trading on the Nasdaq National Market System or a stock exchange which reports closing sale prices, the Fair Market Value shall be the average of the closing bid prices of the Common Stock in the over-the-counter market for the thirty trading days prior to the date of valuation.

(c)    If neither (a) nor (b) is applicable as of the date of valuation, then the Fair Market Value shall be determined by the Committee in good faith using any reasonable method of evaluation, which determination shall be conclusive and binding on all interested parties

2.14 “Participant” shall mean an Eligible Employee or Service Provider to whom an Award has been made pursuant to this Plan.

2.15 “Retirement” with respect to a Participant’s Termination of Employment shall mean a Termination of Employment without Cause from the Company by a Participant who has attained (i) at least age sixty-five (65); or (ii) such earlier date after age fifty-five (55) as may be approved by the Committee with regard to such Participant.

2.16 “Section 162(m) of the Code” shall mean Section 162(m) of the Code and any Treasury regulations thereunder.

2.17 “Section 162(m) Participant” shall mean the Participant whose compensation for a fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code, as determined by the Committee in its sole discretion.

2.18 “Stock Appreciation Right” shall mean the right pursuant to an Award granted under Article VI, to receive an amount in cash equal to the Distributable Amount.

Exhibit A

2.19 “Service Provider” means a consultant or other person who provides services to the Company or an Affiliated Company who the Committee authorizes to become a Participant in the Plan.

2.20 “Subsidiary” shall mean any corporation that is defined as a subsidiary corporation in Section 424(f) of the Code.

2.21 “Termination of Employment,” except as provided in the next sentence, shall mean a termination of employment or service (for reasons other than a military or personal leave of absence granted by the Company) of a Participant as an employee of or Service Provider to the Company or an Affiliated Company; or (ii) when an entity which is employing or retaining a Participant ceases to be an Affiliated Company, unless the Participant thereupon becomes employed by the Company or another Affiliated Company. The Committee may otherwise define Termination of Employment in the Award or, if no rights of the Participant are reduced, may otherwise define Termination of Employment thereafter, including, but not limited to, defining Termination of Employment with regard to entities controlling, under common control with or controlled by the Company rather than just the Company and its Affiliated Companies.

2.22 “Transfer” or “Transferred” shall mean anticipate, alienate, attach, sell, assign, pledge, encumber, charge or otherwise transfer.

ARTICLE III

ADMINISTRATION

3.1   ADMINISTRATION. The Plan shall be administered and interpreted by the Committee. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

3.2   AWARDS. The Committee shall have full authority to grant Stock Appreciation Rights pursuant to the terms of this Plan:

(a)    to select the Eligible Employees and/or Service Providers to whom Stock Appreciation Rights may from time to time be granted hereunder;

(b)   to determine whether and to what extent Stock Appreciation Rights are to be granted hereunder to one or more Eligible Employees and/or Service Providers;

(c)    to determine, in accordance with the terms of this Plan, the number of shares of Common Stock to be covered by each Award to a Participant hereunder;

(d)   to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder to a Participant;

(e)    to modify, extend or renew an Award, subject to Article VIII hereof; and

(f)    to grant Awards under the Plan as a conversion from, and replacement of, comparable rights held by employees of another entity who become Eligible Employees of a Affiliated Company as the result of a merger or consolidation of the employing entity with a Affiliated Company, or as the result of the acquisition by the Company or a Affiliated Company of property or stock of the employing corporation. The Company may direct that replacement Awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

Exhibit A

3.3   AWARD AGREEMENT. Each Stock Appreciation Right shall be evidenced by a written Award Agreement, which shall be executed by the Participant and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

3.4   GUIDELINES. Subject to Article VIII hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to carry this Plan into effect. The Committee may adopt special guidelines and provisions for persons who are residing in, or subject to the taxes of, countries other than the United States to comply with applicable tax and securities laws.

3.5   DECISIONS FINAL. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns. The Committee shall not be bound to any standards of uniformity or similarity of action, interpretation or conduct in the discharge of its duties hereunder, regardless of the apparent similarity of the matters coming before it.

3.6   RELIANCE ON COUNSEL. The Company or the Committee may consult with legal counsel, who may be counsel for the Company or other counsel, with respect to its obligations or duties hereunder, or with respect to any action or proceeding or any question of law, and shall not be liable with respect to any action taken or omitted by it in good faith pursuant to the advice of such counsel.

3.7   PROCEDURES. The Board may designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all Board members in accordance with the By-Laws of the Company shall be fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

3.8   DESIGNATION OF CONSULTANTS—LIABILITY.

(a)    The Board may designate employees of the Company and professional advisors to assist the Committee in the administration of the Plan and may grant authority to employees to execute agreements or other documents on behalf of the Committee.

(b)   The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to paragraph above shall not be liable for any action or determination made in good faith with respect to the Plan.

Exhibit A

(c)    To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it. To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance, each employee of the Company and member or former member of the Board or of the Committee shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, except to the extent arising out of such officer’s, member’s or former member’s own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the employees, officers, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or Affiliated Company. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under this Plan.

ARTICLE IV

SHARE AND OTHER LIMITATIONS

4.1   SHARES.

(a)    The aggregate number of shares of Common Stock which may be used for reference purposes under this Plan or with respect to which other Awards may be granted shall not exceed 280,000 shares (subject to any increase or decrease pursuant to Section 4.2).

(b)   If any Stock Appreciation Right granted under this Plan expires, terminates or is canceled for any reason without having been exercised in full, the number of shares of Common Stock underlying any unexercised Stock Appreciation Right shall again be available for the purposes of Awards under the Plan.

(c)    In the event Awards are granted to employees pursuant to Section 3.2(g), the aggregate number of shares of Common Stock available under the Plan for Awards shall be increased by the number of shares of Common Stock which may be used for reference with respect to those Awards granted pursuant to Section 3.2(g).

4.2   CHANGES.

(a)    The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company or its Affiliated Companies, any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Stock, the dissolution or liquidation of the Company or its Affiliated Companies, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

(b)   In the event of any such change in the capital structure or business of the Company by reason of any stock dividend or distribution, stock split or reverse stock split, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, distribution with respect to its outstanding Common Stock or capital stock other than Common Stock, sale or transfer

Exhibit A

of all or part of its assets or business, reclassification of its capital stock, or any similar change affecting the Company’s capital structure or business and the Board determines an adjustment is appropriate under the Plan, then the aggregate number and kind of shares which thereafter may be used for reference under this Plan and the initial Fair Market Value thereof shall be appropriately adjusted consistent with such change in such manner as the Board may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under this Plan or as otherwise necessary to reflect the change, and any such adjustment determined by the Board shall be binding and conclusive on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns.

(c)    In the event of a merger or consolidation in which the Company is not the surviving entity or in the event of any transaction that results in the acquisition of substantially all of the Company’s outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all of the Company’s assets (all of the foregoing being referred to as “Acquisition Events”), then the Board may, in its sole discretion, terminate all outstanding Stock Appreciation Rights, effective as of the date of the Acquisition Event, by delivering notice of termination to each such Participant at least twenty (20) days prior to the date of consummation of the Acquisition Event; provided, that during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of his or her Stock Appreciation Rights that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Award Agreements) but contingent on occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise shall be null and void.

(d)   If an Acquisition Event occurs, to the extent the Board does not terminate the outstanding Stock Appreciation Rights pursuant to Section 4.2(c), then the provisions of Section 4.2(b) shall apply.

(e)    With respect to Stock Appreciation Rights which are granted to Section 162(m) Participants, no adjustment or action described in this Section 4.2 or in any other provision of this Plan shall be authorized to the extent that such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Committee (or the Board, in the case of Stock Appreciation Rights granted to Independent Directors) determines that the Stock Appreciation Right is not to comply with such exemptive conditions.

ARTICLE V

ELIGIBILITY

The employees of the Company and of each Affiliated Company, regardless of title, as determined by the Board, and Service Providers, shall be eligible to be granted Stock Appreciation Rights under this Plan.

Exhibit A

ARTICLE VI

STOCK APPRECIATION RIGHTS

6.1   TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including Article X and the following:

(a)    The term of each Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than ten (10) years after the date the Stock Appreciation Right is granted.

(b)   Stock Appreciation Rights shall be exercisable immediately upon grant; provided, that if at the time of exercise the Awardee is a Section 162(m) Participant, then the SAR may not be exercised for a number of shares of Common Stock that would yield a Distributable Amount that, when added to other compensation paid by the Company to the Awardee in the same fiscal year would exceed the limit on deductible compensation under Section 162(m) of the Code.

(c)    Stock Appreciation Rights may be exercised in whole or in part at any time during the term, by giving written notice of exercise to the Company specifying the number of Stock Appreciation Rights to be exercised.

(d)   Upon the exercise of a Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, an amount in cash equal to the Distributable Amount per share of Common Stock.

6.2   LIMITED STOCK APPRECIATION RIGHTS. The Committee may, in its sole discretion, grant Stock Appreciation Rights either as a general Stock Appreciation Right or as a Limited Stock Appreciation Right. Limited Stock Appreciation Rights may be exercised only upon the occurrence of such event as the Board may, in its sole discretion, designate at the time of grant or thereafter. Upon the exercise of Limited Stock Appreciation Rights, except as otherwise provided in an Award Agreement, the Participant shall receive in cash an amount equal to the amount set forth in Section 6.1(d).

6.3   TERMINATION OF EMPLOYMENT. The following rules apply with regard to Stock Appreciation Rights upon the Termination of Employment of a Participant:

(a)    If a Participant’s Termination of Employment is by reason of death, any Stock Appreciation Right held by such Participant, unless otherwise determined by the Committee at grant or if no rights of the Participant’s estate are reduced, thereafter, may be exercised, to the extent exercisable at the Participant’s death, by the legal representative of the estate, at any time within a period of one (1) year from the date of such death or until the expiration of the stated term of such Stock Appreciation Right, whichever period is the shorter.

(b)   If a Participant’s Termination of Employment is by reason of Disability, any Stock Appreciation Right held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at the Participant’s termination, by the Participant (or the legal representative of the Participant’s estate if the Participant dies after termination) at any time within a period of one (1) year from the date of such termination or until the expiration of the stated term of such Stock Appreciation Right, whichever period is the shorter.

(c)    If a Participant’s Termination of Employment is by reason of Retirement, any Stock Appreciation Right held by such Participant, unless otherwise determined by the Committee at grant

Exhibit A

or, if no rights of the Participant are reduced, thereafter, shall be fully vested and may thereafter be exercised by the Participant at any time prior to the expiration of the stated term of such right.

(d)   If a Participant’s Termination of Employment is by involuntary termination without Cause, any Stock Appreciation Right held by such participant, unless otherwise determined by the Committee at grant or if no rights of the participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of ninety (90) days from the date of such termination or until the expiration of the stated term of such right, whichever period is shorter.

(e)    Unless otherwise determined by the Committee at grant, or, if no rights of the Participant are reduced thereafter, if a Participant’s Termination of Employment is for any reason other than death, Disability, Retirement or involuntary termination without Cause, any Stock Appreciation Right held by such Participant shall thereupon terminate or expire as of the date of termination, provided, that (unless the Committee determines a different period upon grant, or, if no rights of the Participant are reduced, thereafter) in the event the termination is for Cause or is a voluntary termination within ninety (90) days after occurrence of an event which would be grounds for Termination of Employment by the Company for Cause (without regard to any notice or cure period requirement), any Stock Appreciation Right held by the Participant at the time of the occurrence of the event which would be grounds for Termination of Employment by the Company for Cause shall be deemed to have terminated and expired upon occurrence of the event which would be grounds for Termination of Employment by the Company for Cause.

ARTICLE VII

NON-TRANSFERABILITY

Except as provided in the last sentence of this Article VII, no Stock Appreciation Right granted to an Employee shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution. All Stock Appreciation Rights granted to a Participant shall be exercisable, during the Participant’s lifetime, only by the Participant. No Award shall, except as otherwise specifically provided by law or herein, be Transferable in any manner, and any attempt to Transfer any such Award shall be void, and no such Award shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Award, nor shall it be subject to attachment or legal process for or against such person.

ARTICLE VIII

TERMINATION OR AMENDMENT OF THE PLAN

8.1   TERMINATION OR AMENDMENT.

(a)    Notwithstanding any other provision of this Plan, the Board may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan, or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant.

(b)   The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV above or as otherwise specifically provided herein, no such

Exhibit A

amendment or other action by the Board or the Committee shall impair the rights of any holder without the holder’s consent.

ARTICLE IX

UNFUNDED PLAN

This Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

ARTICLE X

GENERAL PROVISIONS

10.1 OTHER PLANS. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

10.2 NO RIGHT TO EMPLOYMENT. Neither this Plan nor the grant of any Award hereunder shall give any Participant or other employee or Service Provider any right with respect to continuance of employment or engagement by any Affiliated Company, nor shall there be a limitation in any way on the right of any Affiliated Company by which an employee is employed or a Service Provider is engaged to terminate his or her employment or engagement at any time.

10.3 WITHHOLDING OF TAXES. The Company shall have the right to deduct from any payment to be made to a Participant, or to otherwise require payment by the Participant of, any Federal, state or local taxes required by law to be withheld. Upon making an election under Code Section 83(b), a Participant shall pay all required withholding to the Company.

10.4 GOVERNING LAW. This Plan shall be governed and construed in accordance with the laws of the state of incorporation of the Company (regardless of the law that might otherwise govern under applicable principles of conflict of laws).

10.5 CONSTRUCTION. Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply. To the extent applicable, the Plan shall be limited, construed and interpreted in a manner so as to comply with the applicable requirements of Section 162(m) of the Code.

10.6 OTHER BENEFITS. No Award payment under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Affiliated Company nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

10.7 COSTS. The Company shall bear all expenses incurred in administering this Plan.

10.8 NO RIGHT TO SAME BENEFITS. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

Exhibit A

10.9 DEATH. The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant’s death and to supply it with a copy of the will (in the case of the Participant’s death) or such other evidence as the Committee deems necessary to establish the validity and permissibility of the transfer of an Award. The Committee may also require the agreement of the transferee to be bound by all of the terms and conditions of the Plan.

10.10 SEVERABILITY OF PROVISIONS. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

10.11 HEADINGS AND CAPTIONS. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

ARTICLE XI

TERM OF PLAN

No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the earlier of the date the Plan is adopted or the date of stockholder approval, but Awards granted prior to such tenth anniversary may extend beyond that date.

ARTICLE XII

NAME OF PLAN

This Plan shall be known as the Bresler & Reiner, Inc. 2006 Stock Appreciation Rights Incentive Plan.

ARTICLE XIII

NOTICES

Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by certified mail, delivered by a national overnight delivery company or by hand, if to the Company, to its principal place of business and addressed to the attention of the Chief Executive Officer or the Chief Operating Officer, and if to the holder of a Stock Appreciation Right, to the address as appearing on the records of the Company.

Executed as of January 25, 2006.

BRESLER & REINER, INC.
By:	/s/ Sidney M. Bresler
Sidney M. Bresler, Chief Executive Officer

 PROXY

BRESLER & REINER, INC.

This Proxy Is Being Solicited By The Board of Directors

Annual Meeting of Stockholders, June 13, 2007

The undersigned appoints Darryl M. Edelstein and Melissa E. Brooks, and each of them, as proxies, each with the power to appoint his/her substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Bresler & Reiner, Inc. held on record by the undersigned at the close of business on April 13, 2007 at the Annual Meeting of Shareholders of Bresler & Reiner, Inc., to be held at the offices of the Company, 11200 Rockville Pike, Suite 502, Rockville, Maryland on Wednesday, June 13, 2007 at 10:00 a.m., or any adjournment thereof.

This proxy will be voted as directed, but if no direction is indicated, will be voted FOR the proposals.  This proxy is solicited on behalf of the Board of Directors.

1.	Election of The Following Nominees as Directors:
(To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list below)

Benjamin C. Auger; Charles S. Bresler; Sidney M. Bresler; Gary F. Bulmash; John P. Casey; Gretchen M. Dudney; Michael W. Malafronte; Burton J. Reiner; and Randall L. Reiner.

☐	FOR	☐	WITHHOLD AUTHORITY

2.	Ratification of the selection of Deloitte & Touche LLP as the Company’s independent auditors for fiscal year 2007.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.	Approval of the Company’s Stock Appreciation Rights Plan.

☐	FOR	☐	AGAINST	☐	ABSTAIN

4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

(Please see other side)

Receipt of the Annual Report of the Company for the year 2006 is hereby acknowledged.

The undersigned revokes all proxies heretofore given with respect to said meeting and approves all that the proxies or their substitutions shall do by virtue hereof.

Dated: , 2007
Shareholder Signature

NOTE: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY